EXHIBIT 10i
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NEITHER  THIS  WARRANT NOR THE UNDERLYING SHARES HAVE BEEN  REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS WARRANT OR ANY SHARES ISSUED PURSUANT TO ITS EXERCISE PROVISION UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, (B) THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (C) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                   CHAPEAUMOLLER INTERNATIONAL, INC.

                          WARRANT CERTIFICATE
                   FOR THE PURCHASE OF COMMON STOCK

FOR VALUE RECEIVED, Chapeau, Inc., a Utah corporation (the "Company") doing business as BLUEPOINT ENERGY PRODUCTS, INC., with principal business office at 10 East Gregg Street, Reno, NV 89511 hereby certifies that STEPHEN MAZOUAT or his assigns (the "Holder"), is entitled to purchase from the Company, subject to the terms and conditions of this Warrant Certificate ("Warrant") and the Secured Convertible Promissory Note of even date herewith, up to 80,000 fully paid and non-assessable shares of Common Stock (as defined below) on the date that this Warrant is first exercised in full or in part, at any time, or from time to time during the period commencing on the date hereof (the "Effective Date") and expiring on the Expiration Date (as defined below). The purchase price for the shares of Common Stock shall be the lower of (a) $0.25 per share, or (b) if the Common Stock is listed on any established stock exchange or a national market system, a per share price equal to 85% of the average of the closing prices for the 30 trading days immediately preceding the date of exercise, in either case as may be adjusted from time to time as herein provided (the "Exercise Price").

The term "Common Stock" means the Common Stock, $.001 par value, of the Company, together with any other equity securities that may be issued by the Company in respect thereof or in substitution therefor. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock."

The term "Company" means the issuer and its successors and assigns.


The term "Expiration Date" means the day occurring 120 calendar days following the date of issuance of this Warrant Certificate, or, if such day is a day on which banking institutions in Reno, Nevada are authorized by law to close, then on the next succeeding day that shall not be such a day.

The term "Holder" means the person or persons to whom the Company has issued the Secured Convertible Promissory Note of even date herewith entitling the Holder to acquire shares of its Common Stock. If there is more than one Holder at any time, each such Holder shall be entitled to the rights and privileges granted hereunder. All Holders of record shall receive the notice in (a) below.

The terms "Registration", "register" and like words mean compliance with all of the laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unrestricted transfer of securities by way of a public offering or distribution, including distribution exempt from registration under Regulation A promulgated pursuant to the Securities Act of 1933, as amended (the "Act"), when applicable.

"Security" means the Secured Convertible Promissory Note of even date herewith and all shares of Common Stock issued upon conversion of all or any part of the Secured Convertible Promissory Note (the "Conversion Stock"), and any shares of stock of the Company of all classes, types and series (and all rights, however evidenced or contained, convertible or exercisable or exchangeable into such shares) to which any Holder is entitled.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, mutilation or partial exercise of this Warrant, and in the case of loss, theft, destruction, mutilation or partial exercise, of satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated or partially exercised, the Company shall execute and deliver a new Warrant, of like tenor and date.


EXERCISE OF WARRANT.

     General Procedure. Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole, or in part, at any time during the period commencing on the Effective Date and expiring at 5:00 p.m. Pacific Time on the Expiration Date by presentation and surrender of this Warrant to the Company at its principal office and delivery of the Warrant Exercise Form attached as Exhibit A to this Warrant, duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the aggregate Exercise Price for the number of shares specified in such form, if applicable, and instruments of transfer, if appropriate, duly executed by the Holder. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

     Net Issue Exercise of Warrant. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock (at the date of calculation as set forth below) is greater than the Exercise Price, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exhibit A, in which event the Company shall issue to the Holder the number of shares of Common Stock computed using the following formula:
               X =  Y (A-B)
                       A

  Where     X =  the number of shares of Common Stock to be issued  to the Holder;

          Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation);

          A = the fair market value of one share of Common Stock (at the date of such calculation); and

          B = the Exercise Price (as adjusted to the date of such calculation).

For the purposes of the above calculation, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: if traded on a securities exchange or through the Nasdaq National Market, the fair market value shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the thirty day period ending the day prior to the date of exercise; (ii) if traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales prices (whichever is applicable) over the thirty day period ending the day prior to the date of exercise, or (ii) if there is no active public market for the Common Stock, the fair market value shall be as determined by the Company's Board of Directors in the good faith exercise of its reasonable business judgment. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of its Common Stock, the fair market value per share shall be the per share offering price to the public as specified in the Company's final prospectus with respect to such offering.


     Common Stock Delivery. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office in proper form for exercise as described above, together with an agreement to comply with the restrictions on transfer and related covenants contained herein and a representation as to investment intent and any other matter reasonably required by counsel to the Company, signed by the Holder (and if other than the original Holder accompanied by proof, reasonably satisfactory to counsel for the Company, of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, even if the stock transfer books of the Company shall then be closed or certificates representing such shares of Common Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. The Company shall promptly thereafter issue certificate(s) evidencing the Common Stock so purchased.

RESERVATION  OF SHARES.  THE COMPANY SHALL AT ALL  TIMES  RESERVE
FOR ISSUANCE AND DELIVERY UPON EXERCISE OF THIS WARRANT SUFFICIENT SHARES (IF AND AS ADJUSTED) OF COMMON STOCK OR OTHER SHARES OF CAPITAL STOCK OF THE COMPANY (AND OTHER SECURITIES) FROM TIME TO TIME RECEIVABLE UPON EXERCISE OF THIS WARRANT. ALL SUCH SHARES (AND OTHER SECURITIES) SHALL BE DULY AUTHORIZED AND, WHEN ISSUED UPON EXERCISE, SHALL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE.

NO FRACTIONAL SHARES. NO FRACTIONAL SHARES OR SCRIPT REPRESENTING FRACTIONAL SHARES SHALL BE ISSUED UPON THE EXERCISE OF THIS WARRANT, BUT THE COMPANY SHALL PAY THE HOLDER AN AMOUNT EQUAL TO THE FAIR MARKET VALUE (AS DEFINED IN SECTION 1.2 HEREOF) OF SUCH FRACTIONAL SHARE OF COMMON STOCK IN LIEU OF EACH FRACTION OF A SHARE OTHERWISE CALLED FOR UPON ANY EXERCISE OF THIS WARRANT.

TRANSFER.

     Securities Laws. Neither this Warrant nor the Warrant Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Company will not transfer this Warrant or the Warrant Stock unless (a) there is an effective registration covering such Warrant or such shares, as the case may be, under the Securities Act and applicable state securities laws, (b) it first receives a letter from an attorney stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act and under all applicable state securities laws, or (c) the transfer is made pursuant to Rule 144 promulgated under the Securities Act.

     Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (a) an investment covenant signed by the proposed transferee, (b) an agreement by such transferee that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, and (c) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.

RIGHTS OF THE HOLDER. THE HOLDER SHALL NOT, BY VIRTUE HEREOF, BE ENTITLED TO ANY RIGHTS OF A SHAREHOLDER IN THE COMPANY, EITHER AT LAW OR IN EQUITY, AND THE RIGHTS OF THE HOLDER ARE LIMITED TO THOSE EXPRESSED IN THIS WARRANT AND THE PURCHASE AGREEMENT. THE WARRANT STOCK SHALL BE ENTITLED TO ALL OF THE RIGHTS, PRIVILEGES AND BENEFITS PROVIDED IN THIS WARRANT AND THE PURCHASE AGREEMENT, INCLUDING SECTIONS 7.1(J), (M) AND (N) OF THE PURCHASE AGREEMENT.

ADJUSTMENTS.

     Stock Splits, Dividends, Etc.
          (a) If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding shares of Common Stock by recapitalization, reclassification, split-up or otherwise, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock purchasable under this Warrant immediately prior to such subdivision, declaration or distribution shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock purchasable under this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and the adjustment to the number of shares purchasable and the Exercise Price pursuant to this Section 6 shall be effective at the close of business on the effective date of such subdivision or combination, or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor or upon the making of such dividend or distribution if no record date is fixed.
          (b) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as provided in this Section 6, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) or in case the Company (or any such other corporation) shall consolidate or merge into another entity or convey all or substantially all of its assets to another entity, then, and in each such case, the Holder of this Warrant may, immediately prior to such transaction, exercise as provided in Section 1, or, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

     Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to the Holder.



     Notices of Record Date, Etc.  In case:
          (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire all shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.


     Threshold for Adjustments. Anything in this Section 6 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to this Section 6 shall have required a change of the Exercise Price by at least $0.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $0.01, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights currently outstanding or any change in the number of treasury shares held by the Company.

     Incidental Registration.

              (a) Each time the Company shall propose the registration except on Form S-4 or S-8 under the Act of any securities of the Company, the Company shall give written notice of such proposed registration to the Holder as reflected on its records. The Company will include in any such Registration Statement any of its shares of Common Stock held by any Holder who within 30 days after receipt of such notice shall request inclusion.

              (b) If the managing underwriter of such registration advises the Company in writing that in its opinion the total number or dollar amount of securities requested to be included in such registration exceeds the number or dollar amount of shares of Common Stock that can be sold in such offering, the Company will include in such offering: (1) first, all shares of Common Stock the Company proposes to sell; (2) second, up to the full number or dollar amount of shares of Common Stock requested by the Holder to be included in such registration in excess of the number or total dollar amount of shares of Common Stock the Company proposes to sell which, in the opinion of such underwriter, can be sold, allocated pro rata among all the Holders on the basis of the number of shares of Common Stock requested to be included therein by each such Holder.

              (c) Upon the occurrence of each such proposed registration, unless the Company shall determine to terminate each registration in toto, the Company will
              (i) use its best efforts to effect registration under the Act of the Common Stock which the Company has been requested to register; (ii) use its best efforts to have such Registration Statement declared effective;
              (iii) notify the Holder requesting registration promptly after it shall receive notice thereof, of the time when such Registration Statement has been filed;
              (iv) notify the Holder promptly of any request by the Securities and Exchange Commission (hereinafter referred to as the "Commission") for the amending or supplementing of such Registration Statement or prospectus or for additional information; (v) prepare and file with the Commission, promptly on the Holder's request any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Holder, may be reasonably necessary in connection with the distribution of the Securities by the Holder; (vi) prepare and promptly file with the Commission and promptly notify the Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to any Security is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (vii) in case the Holder or any underwriter for the Holder is required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act; (viii) not file any amendment or supplement to the Registration Statement or prospectus to which the Holder shall reasonably object based upon information contained therein after having been furnished a copy within a reasonable time prior to the filing thereof;
              (ix) advise the Holder promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or of the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (x) use its best efforts to qualify the Common Stock for transfer under the securities laws in such states as the Holder may reasonably designate, except that it shall not be required in connection therewith or as a condition thereof to execute a general consent to service or to qualify to do business in any such states; and (xi) furnish to the Holder as soon as available copies of any such Registration Statement and each preliminary or final prospectus, or supplement required to be prepared pursuant to this Paragraph (a), all in such quantities as the Holder may from time to time reasonably request.

              (d) The Company will pay all costs and expenses incident to the performance of its obligations under this Paragraph (a), including the fees and expenses of its counsel and one special counsel selected by the Holder(s) offering Securities, the fees and expenses of its accountants, all other costs and expenses incident to the preparation, printing and filing under the Act of any such Registration Statement, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the Securities under the laws of various jurisdictions (including fees and disbursement of its counsel), the cost of furnishing to the Holder copies of any such Registration Statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto, all expenses incident to delivery of the Securities to any underwriter or underwriters, but not any underwriting commissions charged to the Holder.


              Indemnification.  The Company will  indemnify  and  hold
            harmless each Holder and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Securities were registered under the Act, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder, underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or actions in respect thereof; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Holder or underwriter in writing specifically for use in the preparation thereof.

            Each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement and each underwriter, and each person, if any, who controls within the meaning of the Act, the Company or any underwriter against any losses, claims, damages or liabilities or actions in respect thereof to which the Company, or any such director, officer, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said prospectus, or amendment or amendments or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made or not made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof; and will reimburse any legal or other expense reasonably incurred by the Company or any such director, officer, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

            Promptly after receipt by an indemnified party pursuant hereto of notice of any claims to which indemnity would apply or the commencement of any action, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party. In the latter event the indemnifying party shall pay his own expenses and counsel fees.

            Rule 144 Covenants. With a view to making available to each Holder the benefit of Rule 144 promulgated under the Act (which term as used herein includes the present Rule 144 and any other, additional, substitute, supplemental, or analogous rule or regulation of the Commission which may at any time permit a Holder to sell securities to the public exempt from registration), the Company agrees (i) if the Company's securities have been registered under
            Section 12 or Section 15 of the Securities Exchange Act of 1934, as amended, and such registration is not then withdrawn or suspended, to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Exchange Act of 1934, as amended, so as to maintain the availability of Rule 144 to the Holders;
            (ii) as its expense, forthwith upon any Holder's request, to deliver to any Holder a certificate, signed by one of the Company's principal officers, stating (A) Company's name, address and telephone number (including area code),
            (B) Company's Internal Revenue Service identification number, (C) Company's Securities and Exchange Commission file number, (D) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company and (E) whether Company has filed the reports required to be filed under the Securities Exchange Act of 1934, as amended, for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and (F) such other or additional information as shall be necessary to make available to the Holder the ability to offer and sell the maximum number of shares under Rule 144; and (iii) when Rule 144 is being complied with or the holding period for unaffiliated security holders shall have expired, to deliver securities not bearing any legend restricting transfer of such securities (to the extent then permitted by rules or interpretations of the staff of the Commission), as may be requested from time to time by any Holder.

            Transfer without Registration. The Securities shall not be transferred, and the Company shall not be required to register any transfer of the Securities on the books of the Company, unless the Company shall have been provided with an opinion of counsel satisfactory to it prior to such transfer that registration under the Securities Act and applicable state securities laws is not required in connection with the transaction resulting in such transfer; provided, however, that no such opinion of counsel shall be required in order to effectuate a transfer pursuant to an effective Registration of the Securities. Each certificate issued upon any transfer of the Securities transferred as above provided shall bear an appropriate investment legend, except that such certificate shall not bear such restrictive legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act or if such transfer is made in accordance with the provisions of Rule 144 promulgated under the Securities Act.


LEGEND AND STOP TRANSFER ORDERS. UNLESS THE SHARES OF WARRANT STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, UPON EXERCISE OF ANY OF THIS WARRANT AND THE ISSUANCE OF ANY OF THE SHARES OF WARRANT STOCK, THE COMPANY SHALL INSTRUCT ITS TRANSFER AGENT, IF ANY, TO ENTER STOP TRANSFER ORDERS WITH RESPECT TO SUCH SHARES, AND ALL CERTIFICATES REPRESENTING SHARES OF WARRANT STOCK SHALL BEAR ON THE FACE THEREOF SUBSTANTIALLY THE FOLLOWING
LEGEND:
     NEITHER THIS WARRANT NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS WARRANT, IF APPLICABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER MAY NOT TRANSFER THIS WARRANT NOR THE SHARES ISSUABLE UPON CONVERSION OF THIS WARRANT, IF APPLICABLE, UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE OR SUCH UNDERLYING SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, (B) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (C) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


AMENDMENTS AND WAIVERS. ANY TERM OF THIS WARRANT MAY BE AMENDED AND THE OBSERVANCE OF ANY TERM OF THIS WARRANT MAY BE WAIVED (EITHER GENERALLY OR IN A PARTICULAR INSTANCE AND EITHER RETROSPECTIVELY OR PROSPECTIVELY), WITH THE WRITTEN CONSENT OF THE COMPANY AND THE HOLDER.

NOTICES. ANY NOTICE OR OTHER COMMUNICATION REQUIRED OR PERMITTED TO BE GIVEN HEREUNDER SHALL BE IN WRITING AND SHALL BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR DELIVERED AGAINST RECEIPT, IF TO THE HOLDER, AT ITS ADDRESS AS SHOWN ON THE BOOKS OF THE COMPANY, AND IF TO THE COMPANY, AT ITS PRINCIPAL OFFICE, 10 EAST GREGG STREET, RENO, NV 89511. ANY NOTICE OR OTHER COMMUNICATION GIVEN BY CERTIFIED MAIL SHALL BE DEEMED GIVEN AT THE TIME OF CERTIFICATION THEREOF, EXCEPT FOR A NOTICE CHANGING A PARTY'S ADDRESS WHICH SHALL BE DEEMED GIVEN AT THE TIME OF RECEIPT THEREOF.

BINDING EFFECT. THE PROVISIONS OF THIS WARRANT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF (A) THE PARTIES HERETO, (B) THE SUCCESSORS AND ASSIGNS OF THE COMPANY, (C) IF THE HOLDER IS A CORPORATION, PARTNERSHIP, OR OTHER BUSINESS ENTITY, THE SUCCESSORS AND ASSIGNEE OF THE HOLDER, AND (D) IF THE HOLDER IS A NATURAL PERSON, THE ASSIGNEES, HEIRS, AND PERSONAL REPRESENTATIVE OF THE HOLDER.
           [Remainder of the page intentionally left blank.]


IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer and effective as of this [__] day of June, 2001.



                              CHAPEAU, INC.



                              By: _____________________________
                              Name:
                              Title: